2019 RBC Capital Markets Midstream Conference November 20, 2019

Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non- GAAP financial measures should not be considered an alternative to GAAP financial measures. 2

This Year, We Have Continued to Build on the Strong Foundation We Established in 2018

NuStar Energy L.P.

NYSE: NS

• Common Unit Price(1):	$28.71
• Distribution/CU/Year:	$2.40
• Yield(1):	8.4%
• Market Cap(1):	~$3 billion
• Credit Ratings:	
➢ *Fitch: BB/Stable*	
➢ *Moody's: Ba2/Stable*	
➢ *S&P: BB-/Stable*	
• Enterprise Value:	~$8 billion
• Total Assets:	~$6 billion
• Pipeline Miles:	~9,900
• Pipeline Volumes (2):	1.8MMBPD
• Storage Capacity:	~74MM B
• Storage Throughput Volumes(2):	439MBPD

- Lower Debt-to-EBITDA
- No IDR Burden
- Strict Capital Discipline
- Transparent Governance
- Strong Coverage
- Maximized Self-Funding
- Simplified Structure

1. As of November 15, 2019
2. Average daily volume for quarter ended September 30, 2019

3

NuStar’s Third Quarter 2019 Results Demonstrate Our Progress and Growth This Year Q3 Q3 2018 2019 Pipeline EBITDA DCF (Continuing (Continuing Q3’18 Throughputs Operations) Operations) Q3’19 Debt-to- Debt-to- EBITDA EBITDA 4.52X2 3.96X2 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 2 - Based on a rolling four quarters 4

Our Recent Divestitures Allowed NuStar to Lower Our Leverage and Focus ALL Our Resources on Our North American Assets Q4 2018 Over Q3 2019 Sale of Sale of St. Eustatius $500,000,000 UK/Europe Operations Operations in Nine Months In July, we closed on the sale of the St. Eustatius operations for a purchase price that implies a healthy double- digit multiple With the sale of the St. Eustatius operations, we:  Improved both our forecasted 2019 debt-to-EBITDA and our DCF coverage  Reduced our op-ex by about $30MM for the remainder of 2019  Reduced our 2019 reliability capital by about $10MM  Simplified and de-risked our business overall We have deployed the proceeds from both sales to lower our debt, and both are helping us fund the high-return, low-multiple projects comprising our 2019 strategic capital program 5

…And We Now Expect to Spend $485-515MM on Our 2019 Capital Spending Program Our 2019 project program is primarily devoted to spending for: Shale Production Growth Projects Across Texas: • Permian Crude System build out- ~$160MM • South Texas/Corpus export project-~$105MM • Projects to Support PAA’s Sunrise Pipeline Volume to Wichita Falls and Hewitt -~$10MM N. Mexico refined products supply projects ~$145MM Legend AP Master 8 - 12- 19 6

Growth in Shale Production Continues to Drive Growth and Opportunities for NuStar, Across Our Texas Systems 7

Permian Crude System: We Are Continuing to EXPAND and CONNECT Our Permian Crude System- to New Wells and to Third-Party Pipelines- in Step With Our Customers' Needs

NuStar

- **Storage: 1,000,000 BBLs**
- **Pipeline: ~880 Miles**
- **Dedicated Acreage: 500,000 Acres**
- **AMI: 5,000,000 Acres**
- **System Capacity: 560,000 BPD (22% increase in 2019)**
- **Receipt Points: 260 Connections; 34 new additions since August 2019**



Borden
Scurry
PAA SUNRISE II
NS COLORADO CITY TERMINAL
PAA BASIN
BRIDGETEX,
SUNOCO Permian
Express & WTG
TRUCK
LOADING
N. HOWARD TRUCK STATION
BINKS TRUCK STATION
CROSSROADS TRUCK STATION
drews
Martin
CENTURION
PIPELINE
BIG SPRING REFINE
Howard
DELEK BIG SPRING
REFINERY
Mitchell
3rd Party Connections
NuStar Truck Unloading Facilities
NuStar Terminals
CENTURION SCR
STATION
Enterprise
MIDLAND
SUNPET
PAA and GRAY OAK
(TBD)
EPIC
Midland
Glasscock
GLASSCOCK TRUCK STATION
CO
KS
MO
NM
OK
AR
TX
LA
PEGASUS
TRUCK STATION
MIDKIFF
SUNOCO MIDKIFF
Upton
Reagan

8

Permian Crude System: Our System’s Receipts and EBITDA Continue to Grow Rapidly System volumes up 233% since acquisition, compared to 98% for Permian Basin We averaged 416MBPD in October with November nominations of 436MBPD, AND we continue to expect to achieve throughput of around 450MBPD by year-end 2019 395 450 $35 NuStar’s Permian 370 400 Crude System Performance 349 $30 327 (by Quarter) 314 350 $25 266 300 250 $20 211 $35 187 200 $15 159 $31 139 $27 $27 150 $23 $10 $19 100 $14 $12 $5 $12 50 $7 $0 0 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 EBITDA ($MM) System Receipts (MBPD) 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 9

Corpus Christi Crude System: Utilization Has Increased, and We Expect Throughput to Grow, For Both Permian WTI and Eagle Ford Barrels During the month of October, aggregate volumes increased to 591MBPD, double our receipt in July, before Taft projects were in service We have also made progress on increasing our market share by leveraging our system’s flexibility and reach, our optionality, and our reputation for great service We have seen, and expect to see, additional utilization of our Corpus Christ Crude System assets from: Our export project for Trafigura to transport Permian barrels from Cactus II to our Corpus Christi North Beach Terminal Our new connection to Gray Oak at our Highway 97 location as soon as the fourth quarter, and future Gray Oak connection at Taft Harvest recently filed a new FERC tariff to transport WTI barrels from EPIC at Midway Junction on Harvest’s pipeline to our Corpus Christi North Beach Terminal Truck deliveries from the Permian to our system when differentials widen 10

Corpus Christi Crude System: NuStar's Corpus Christi North Beach Terminal is Now Exporting Permian Long-haul Barrels



100 Series
1.0MMbbl
400 Series
1.7MMbbl
+0.4MMbbl Remaining Footprint
200 Series
0.6MMbbl
+0.6MMbbl Under Construction
Joe Fulton Int'l Trade Corridor
Texaco St
Avenue F
Breakwater Ave
Coastal Ave
Elm St
E Surfside Blvd
W Surfs
Pearl St
0.2km
Dock 15 (Light-loaded Suez)
Dock 16 (Pana)
Dock 2 Inland Barge
Dock 1 (Light-loaded Suez)

In-bound Capacity

Current total: 1.2MMbpd
- South Texas Crude System 16" Pipeline- 240Mbpd
- Taft 30"- 720Mbpd and expandable
- Harvest 16" Pipeline - 240Mbpd

Storage Capacity

Current total: 3.3MMbbl
- *Plus* (under construction)- 0.6MMbbl
- Potential 0.4MMbbl

Out-bound Capacity

Current total: 1.1MMbpd
- Ship docks- 750Mbpd to 1.0MMbpd
- Refinery pipeline- 100Mbpd
- Anticipated throughputs after 0.6MMbbl storage build - 600Mbpd to 700Mbpd

- **Combined deliveries for export and into refineries doubled from July to 591MBPD in October**

11

Corpus Christi Crude System: Our Project for Trafigura Utilizes Our Existing Assets and Expands Our Ability to Facilitate Growing Gulf Coast Exports Our existing South Texas assets and project for Trafigura expands our ability to transport Permian barrels to facilitate growing Gulf Coast exports  In August, we began transporting WTI via our South Texas system 16” existing pipeline from a connection to PAA’s Cactus II pipeline to our Corpus Christi North Beach Terminal  In early September, we completed construction on a new 30” pipeline from a connection in Taft, TX to our Corpus Christi North Beach Terminal and continue to Q4 build 600Mbbls of storage at Corpus Christi, which will bring our capacity at the facility to 3.9MMbbls Taft, TX offers a point of convergence for all three new pipelines and shipper optionality to deliver to either side of the ship channel (Ingleside or Corpus Christi)  We are in discussions to connect to other long-haul pipeline projects and with parties for additional commitments 12

Corpus Christi Crude System: Average Daily Throughputs Received Into Our Corpus Christi North Beach Terminal in October are More Than Double 2018’s Average Our Corpus Christi North Beach Terminal is now receiving barrels from our South Texas Crude Oil Pipeline System, our 12” Three Rivers Supply Pipeline and our new 30” pipeline from Taft, as well as from third-party pipeline connections 600 591 500 400 296 300 239 200 100 0 2018 Avg July 2019 October 2019 13

Corpus Christi Crude System: And Throughput on Our South Texas Crude Oil Pipeline System (STCS) Continues to be Well in Excess of Contract Minimums for That System October 2019 STCS volumes are well in excess of minimum volume commitments (MVC) of 106MBPD 180 170 172 160 140 120 100 80 60 MVCs of 106 40 20 0 July 2019 October 2019 14

McKee - Ardmore Crude Systems: We Are Now Transporting Permian Barrels From a Connection With Plains’ Sunrise II Pipeline We provide our customer with optionality to supply the Ardmore and McKee refineries with Permian barrels from Plains’ Sunrise II expansion  Service to Ardmore – ~85MBPD (similar volumes with higher tariff)  Service to McKee – ~110MBPD (similar volumes and tariff) We entered into an agreement with a customer to construct an additional connection to our Wichita Falls terminal to support increased volumes and move Permian barrels to both Ardmore and McKee refineries and third-party pipelines We have signed a long-term commitment to ship barrels between Wichita Falls, TX and Hewitt, OK to support deliveries to a third-party pipeline  New service to Hewitt - May 2019 (incremental revenue)  The projects help us serve our customers’ needs and benefit from longer-haul tariff and incremental barrels 15

Northern Mexico Refined Products Supply: Mexico's Refined Product Demand is Expected to Continue to Exceed the Capacity of Mexico's Infrastructure

- **Mexico refineries currently operate around 50% of nameplate capacity due to weak returns and historical under-investment**
- **With limited domestic supply, imports make up approximately 70% of Mexico's gasoline and diesel consumption for the year through September 2019**
- **In 3Q 2019, we completed service on two projects we developed to address the supply imbalance in Northern Mexico:**
  - Nuevo Laredo Project for Valero
    - Early ULSD service completed in September 2019
    - Odem pipeline, Dos Laredos pipeline and Nuevo Laredo terminal expansion on track to be completed by February 2020
    - ~28Mbpd new capacity with take-or-pay volumes on seven-year contract term
  - Valley Pipeline Expansion for major customers
    - Receiving facility in Matamoros is expected to be in service later this year
    - NuStar's project completed in September 2019
    - 45Mbpd new capacity with seven-year contract term
    - Recent open season was fully subscribed



Mexico Combined Gasoline and Diesel Balance
MBPD
1,350
850
350
-150
1,147
1,183
1,157
1,162
1,114
1,132
1,078
1,056
1,024
1,046
1,002
1Q 2017
2Q 2017
3Q 2017
4Q 2017
1Q 2018
2Q 2018
3Q 2018
4Q 2018
1Q 2019
2Q 2019
3Q 2019
Production
Import
Export/Other
Sales



TO SAN ANTONIO
8" SA SOUTH PL
Nuevo Laredo Early Service Project
THREE RIVERS
8" ODEM PL
8" LAREDO PL
CORPUS CHRISTI
LAREDO
NUEVO LAREDO
VALLEY PL
10"
NEW 12" LOOP
8"
Valley Refined Products Supply Project
10"
8"
EDINBURG
HARLINGEN
BURGOS REYNOSA
CITGO TRANSMONTAIGNE

Source: Petroleos Mexicanos (PEMEX)

16

We Are Focused on Completing Our 2019 Project Program to Continue to Generate Solid, Consistent Growth 2019 Projects List: Project execution  Selby Renewable Diesel  Stockton Biodiesel  Permian (Co City)/Sunrise Connection  Midland Connection Projects Financial  Wichita Falls/Hewitt/Sunrise discipline  St. James/Bayou Bridge Connection  Corpus Early Service Export on 16”  Corpus Full-service Export on 30” Safe, responsible  Valley Project  Nuevo Laredo Early Service Project operations  Gray Oak/Hwy 97 Connection  Portland Biodiesel/Renewable Diesel (December 2019)  Nuevo Laredo Full Service Project (February 2020) 17

In 2020, With Our 2019 Capital Projects Complete, We Expect to Spend $300-350MM, a ~35% Ramp-Down in Strategic Capital Spending from 2019 We intend to focus on low-spend, low-multiple projects to enhance our existing footprint to take advantage of market opportunities, including St. James and on the West Coast West Coast Biofuel St. James Permian Corpus Christi 18

St. James: North American Shale Production Growth has Reversed Crude Flows, Driving Additional Crude to St. James, LA MMBPD Gulf Coast Refinery Crude Inputs As rapid growth in U.S. shale 10,000 production has allowed refiners to 8,000 Domestic Production replace much of crude imports with 6,000 domestic crude, imports from 4,000 outside the U.S. through St. James 2,000 Imported Crude have decreased dramatically - At the same time, North American 1985 1990 1995 2000 2005 2010 2015 shale production continues to grow and St. James continues to play a central role in crude distribution and storage for the region and the world, illustrated by a number of projects to address that changing supply and demand:  LOOP exports  ACE  Bayou Bridge  Seahorse  Capline reversal Source: RBN CONFIDENTIAL 19

St. James: Our Terminal has the Capacity, Connectivity and Potential Expandability to Take Maximum Advantage of Changing Regional Crude Flows as They Develop

- **We recently increased unit train off-loading commitments from 20MBPD to 30MBPD per month driven by favorable price differentials of WTI, WCS and Bakken and the recent production curtailment lift by Canada for new wells**
  - Dislocations will likely continue with the delay of Enbridge's Line 3 replacement
- **We are also working to facilitate exports of barrels delivered via our existing and planned pipeline connections as long-haul pipelines debottleneck shale plays and new pipes debottleneck the broader system**



In-bound Capacity
Bayou Bridge 24"
Zydeco 18"
LOCAP 48"
Crimson 16"
Ship Shoal 20"
Pipelines-3.5MMbpd
CAPLINE- 1.2MMbpd-
Trucks-20Mbpd
Unit Trains- 180Mbpd
NuStar
9.9MM bbls (expandable +5MMbbls)
Pipelines- 1.4MMbpd
Marine Exports
Out-bound Capacity
Marathon 30"
ExxonMobil 16" & 24"
Shell Norco (via LOCAP 30" /Maurepas 24")

- **We are working on developing commitments to facilitate storage, export and blending services for crude from the Gulf of Mexico and from shale plays across North America with our existing facility and with low-capital expansion/upgrade projects**
  - Expandable up to ~15MMbbls storage capacity with potential to increase dock loading from 32 to up to 60Mbbls/hour

20

West Coast Bio-Fuels Logistics: We Will Continue to Develop Projects for Our Customers to Address Market Dislocations Driven by Aggressive Carbon Emissions Reduction Goals in West Coast States Regulatory priorities on the West Coast are dramatically International increasing demand for biofuels, which require import Exports Tacoma and storage, and are likely to drive exports of petroleum diesel in the future Vancouver At the same time, obtaining permits for greenfield project in the region is difficult, which increases the Portland Midwest value of existing assets Supply We plan to continue to develop low-capital projects to Singapore re-purpose assets at our terminal facilities to receive Supply biofuels from outside the region and to provide a base for distribution of biofuel products across the West Coast region Stockton West Coast Terminals' Bio-fuel Growth Selby NV and AZ 2017-2019 1,000 949 2017 Exports 883 800 2018 Pittsburg 800 YTD Sep 2019 582 Gulf 600 Coast 408 Wilmington 400 336 306 Supply BPY Thousand 147 136 200 102 0 Portland Selby Stockton Wilmington 21

We Plan to Continue to Make Safe, Responsible and Efficient Operations NuStar’s #1 Priority… Our safety statistics reflect our commitment to safe, responsible operations  In 2018, as in years past, our safety statistics were substantially better than our peers ➢ 23 times better than the Bureau of Labor Statistics (BLS) comparison data for the Bulk Terminals Industry ➢ 8 times better than the BLS data for the Pipeline Transportation Industry NuStar has received the International Liquids Terminals Association’s (ILTA) Safety Excellence Award 10 times  ILTA reviews its members’ safety reports filed with OSHA, and recognizes member companies that achieve exemplary safety statistics with an award We participate in the OSHA Voluntary Protection Program (VPP), which promotes effective worksite safety and health  Achieving VPP Star Status requires rigorous OSHA review and audit, and Star Status requires renewal every three years  80% of our U.S. terminals are VPP-certified 22

… And We Will Remain Committed to Our Employees and Our Communities Across North America NuStar has been recognized with numerous awards for its strong corporate culture NuStar employees contributed 90,000 volunteer hours in 2018 alone  NuStar maintains local volunteer councils in each community in which we operate to contribute to the charitable and civic causes unique to that local community 100% of our U.S. employees contribute to our United Way campaign, and our average per capita contribution is the highest in the nation for a company our size  In total, NuStar contributed $3 million in 2018 Each year since 2007, NuStar’s employees have hosted a golf tournament to support Haven for Hope, a transformational campus in San Antonio that addresses homelessness  During those 13 years, the tournament has generated over $42 million for Haven for Hope 23

We Expect Our Employees’ Hard Work in 2019 to Reap Rewards in 2020 and Beyond 2019 2020 EBITDA from $625-675MM $715-765MM ~14% Continuing Operations DCF Coverage 1.3-1.4X 1.4-1.6X ~11% Strategic Capital $485-515MM $300-350MM ~35% 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 24

Historic and 2019/2020 Estimated Capital Spending We are carefully managing our capital spending to ensure we maintain our financial strength and further lower our leverage and continue to grow our EBITDA with high-return projects In 2020, we expect to lower capital spending by ~35% 2019 project spending: $2,000 $1,789 ▪ Permian System $1,800 (~$160MM) ▪ N. Mexico Supply $1,600 (~$145MM) ▪ CCNB Exports $1,400 (~$105MM) $1,200 ▪ West Coast (~$15MM) $1,000 $1,462 ▪ Wichita Falls/Hewitt (~$10MM) $800 $690 $600 $316 $431 $418 $400 $143 $262 $96 $485-$515 $200 $374 $302 $328 $288 $327 $380 $300-350 $166 $0 2012 2013 2014 2015 2016 2017 2018 2019E 2020E Internal Growth Acquisitions CONFIDENTIAL 25

Debt Maturity Schedule We have applied the proceeds from recent dispositions to our revolver balance, which has allowed us to reduce leverage and redeploy capital to invest in low-multiple projects  ~$230MM of proceeds from our sale of St. Eustatius operations in July 2019  ~$270MM of proceeds from our sale of the European assets in November 2018 Receivables Financing $1,000 Debt Maturities (As of 9/30/2019) Sub Notes $802 ($MM) GO Zone Financing $750 $57 Senior Unsecured Notes Revolver $300 $500 $550 $250 $500 $450 $445 $365 $403 $250 $0 2020 2021 2022 2026 2027 2038-2041 2043 In May, we issued $500MM 6.0% senior unsecured notes that mature in June 2026 – we used a portion of the proceeds to refinance $350MM 7.65% senior unsecured notes that matured in April 2018 In September, we extended our revolver maturity date by one year to October 2021 26

Capital Structure as of September 30, 2019 ($ in Millions) $1.2B Credit Facility $445 Series D Preferred Units $577 NuStar Logistics Notes (4.80%) 450 Series A, B and C Preferred Units $756 NuStar Logistics Notes (4.75%) 250 Common Equity and AOCI 1,014 1 NuStar Logistics Notes (5.625%) 550 Total Equity 2,347 NuStar Logistics Notes (6.00%) 500 Total Capitalization $5,714 NuStar Logistics Notes (6.75%) 300 NuStar Logistics Sub Notes 403 GO Zone Bonds 365 Receivables Financing 57 Finance Lease Liability 59 Short-term Debt & Other (12) Total Debt $3,367 As of September 30, 2019:  Credit facility availability ~$750MM  Debt-to-EBITDA ratio2 3.96x 1 - Total Equity includes Partners’ Equity and Mezzanine Equity 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 27

Reconciliation of Non-GAAP Financial Information 28

Reconciliation of Non-GAAP Financial Information (continued) 29

Reconciliation of Non-GAAP Financial Information (continued) 30

Reconciliation of Non-GAAP Financial Information (continued) 31

Reconciliation of Non-GAAP Financial Information (continued) 32